STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
MARCH 31, 1999

Photo of corn in field

STEIN ROE EQUITY FUNDS

GROWTH AND INCOME FUNDS

           Balanced Fund
           Growth & Income Fund


                             Stein Roe Mutual Funds
                             ----------------------
                  Sensible Risks. Intelligent Investments.(R)

CONTENTS
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FROM THE PRESIDENT................................................   1
   Tom Butch's thoughts on the equity markets and investing

PERFORMANCE SUMMARY...............................................   3

QUESTIONS & ANSWERS
   Balanced Fund -- An interview with
     Portfolio Manager Harvey Hirschhorn..........................   6
   Growth & Income Fund-- An interview with
     Portfolio Manager Dan Cantor.................................   11

PORTFOLIO OF INVESTMENTS..........................................   16
   A complete list of investments with market values

FINANCIAL STATEMENTS..............................................   24
   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS.....................................   32

Financial Highlights..............................................   36
   Selected per-share data
















                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
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TO OUR SHAREHOLDERS
On March 31, 1981, the Dow Jones Industrial Average (DJIA) stood at just 1,003 points. It was a tough time to start a family. Consumer prices were spiraling upward at a 10.6% rate. The U.S. unemployment rate was 7.4% and climbing. Home mortgage rates exceeded 15%.
     Today we live in an era that by many measures may be termed the best of times. In March 1999, the DJIA reached the 10,000 level. Together, the jobless rate and inflation -- a combination once known as the misery index -- stands at less than 6%, a third of its former level. Mortgage rates are half of what they were a generation ago.

OUR 50TH YEAR
Such a contrast illustrates clearly that markets run in cycles and that patience makes sense when it comes to investing. At Stein Roe, we have always taken a sensible, long-term approach to helping people as they strive to reach their financial goals. In fact, this August Stein Roe will mark 50 years serving mutual fund investors when Balanced Fund reaches its golden anniversary. I'd like to note that only a handful of the hundreds of mutual fund families can claim half-a-century of continuous commitment to no-load investing.
     I am pleased to report that Balanced Fund and Growth & Income Fund outperformed the average of their respective peer groups for the six months ended March 31, 1999, as shown on page 3. Each Fund did so in a challenging operating environment. Stock and bond market volatility increased between September and March as interest rates rose and investors focused on a narrow mix of large-cap growth stocks.
     Balanced Fund and Growth & Income Fund invest primarily in a broad mix of established large- company stocks that generally appeal to risk-sensitive equity investors. Balanced Fund complements its portfolio with a mix of U.S. government obligations, mortgage securities and investment-grade corporate bonds. Growth & Income Fund augments its portfolio with some mid-size company stocks.
     Balanced Fund achieved success for the first half of fiscal 1999 with a stock portfolio that included a combination of growth stocks in sectors such as technology, and industrial firms with a consistent growth history. By focusing on fixed-income securities with superior income potential such as corporate bonds, the Fund's bond portfolio weathered this past winter's sharp decline in U.S. Treasury bond prices.


photo of Thomas W. Butch

FROM THE PRESIDENT CONTINUED
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DIVIDENDS STILL MATTER
Growth & Income Fund turned 12 years old in March. No one can guarantee the future, but I am delighted to report that the Fund has delivered higher-than-average results, as compared to its peers, over its lifetime and for all time periods shown on page 3. What's more, the Fund's success has been achieved with a portfolio turnover rate that consistently has been lower than most of its peers for the past several years (see pages 11, 13 and 38).* We think this buy-and-hold strategy has the potential to reduce taxable distributions, and therefore help investors who hold the Fund in taxable accounts reduce their income tax burden.
     On the pages that follow, Harvey Hirschhorn, Stein Roe's chief economist and Balanced Fund's portfolio manager, and Dan Cantor, portfolio manager of Growth & Income Fund, detail the strategies and positioning that generated robust results for the first half of fiscal 1999.

A CLEAR OPPORTUNITY
As I write this letter, U.S. stock prices are at historically high levels when measured by traditional indicators such as price/earnings ratios and book value. Still, when one looks at all the positive change that has occurred since 1981, and how much potential for growth remains, especially in emerging technologies and the global economy, one cannot help but be heartened and optimistic about the long-term environment for investing.
     Consider that, in less than a generation, personal computers, e-mail, cellular phones and the Internet have revolutionized our world. While global trouble spots remain and the U.S. economy still has many cyclical elements, more Americans today -- from newborns to retirees -- enjoy a greater level of prosperity in a much safer, freer world than when the Dow stood at 1,000 points.

THE CHALLENGE OF THE NEW MILLENNIUM
In the early 1980s, policy makers had the courage to initiate changes that sharply reduced inflation and interest rates. As investors and as citizens, the challenge we face today is to carry forward the growth of the 1990s for a new millennium.
     At Stein Roe, we maintain a firm commitment to making intelligent investments and taking sensible risks. We know you and your families have worked hard for your money. As we have since 1949, we at Stein Roe plan to do everything we can in the 21st Century to help your mutual fund investments work hard for you.

   Sincerely,


   /s/ Thomas W. Butch
   Thomas W. Butch
   President
   April 16, 1999

* In fiscal years 1998 and 1997, Growth & Income Portfolio's turnover rate was 11% and 7%, respectively, compared to turnover rates of 64% and 64%, respectively, for the average fund in the Fund's Morningstar peer group.
     Source: Morningstar Principia.

PERFORMANCE SUMMARY
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              SIX-MONTH CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS
                          PERIODS ENDED MARCH 31, 1999

                                          SIX       ONE      FIVE         10
                                         MONTHS     YEAR     YEARS       YEARS
                                       -----------------------------------------
STEIN ROE BALANCED FUND                  14.54%     7.67%    13.74%     12.60%
Unmanaged Blend:
60% MSCI World Index
40% Lehman Bros. Aggregate
Bond Index                               15.20%    10.18%    12.93%     10.11%
Standard & Poor's 500 Index              27.32%    18.49%    26.23%     18.95%
Lipper Balanced Fund Average             12.58%     6.47%    14.80%     12.58%
Number of Funds in Peer Group              435       416       175         57
Fund began operating on 8/25/49.

STEIN ROE GROWTH & INCOME FUND           20.28%     8.44%    20.19%     16.85%
Standard & Poor's 500 Index              27.32%    18.49%    26.23%     18.95%
Lipper Growth & Income Fund Average      20.06%     5.47%    19.53%     14.92%
Number of Funds in Peer Group              872       808       321        151
Fund began operating on 3/24/87.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The MSCI World Index includes both U.S. and foreign stocks. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Sources: Lipper, Inc. and Weisenberger.(R)

INVESTMENT COMPARISONS
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Growth of a $10,000 Investment 1989 to 1999

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BALANCED FUND

Balanced Fund
Lipper Balanced Fund Average (57 funds)
S&P 500 Index
Unmanaged Blend: 60% MSCI World Index/
40% Lehman Bros. Aggregate Bond Index

               Balanced       Lipper         S&P 500        Unmanaged
Date           Fund           Average                       Blend
3/31/89        10000          10000          10000          10000
3/31/90        11148          11189          11922          10395
3/31/91        12696          12605          13637          11425
3/31/92        14442          14169          15139          11910
3/31/93        16651          16036          17441          13464
3/31/94        17211          16572          17697          14729
3/31/95        17945          17761          20447          15898
3/31/96        22156          21564          27004          18560
3/31/97        24447          23952          32356          20029
3/31/98        30442          30948          47875          24868
3/31/99        32758          33041          56725          27583

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GROWTH & INCOME FUND

Growth & Income Fund
S&P 500 Index
Lipper Growth & Income Fund Average (151 funds)

               Growth &
               Income         S&P            Lipper Growth &
Date           Fund           500            Income Fund Average
3/31/89        10000          10000          10000
3/31/90        11756          11922          11342
3/31/91        13276          13637          12699
3/31/92        15540          15139          14387
3/31/93        17951          17441          16459
3/31/94        18927          17697          17139
3/31/95        20439          20447          18866
3/31/96        26882          27004          24123
3/31/97        31291          32356          27918
3/31/98        43770          47875          39180
3/31/99        47465          56725          41095



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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Each illustration assumes a $10,000 investment on March 31, 1989, and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. The MSCI World Index includes both U.S. and foreign stocks. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.
Source: Lipper, Inc.

TWO INTELLIGENT CHOICES FROM STEIN ROE
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BALANCED FUND: TAPPING THE INCOME POTENTIAL OF STOCKS AND BONDS
20-Year Systematic Withdrawal Plan 1979-1999
$100,000 Initial Investment, 5% Withdrawn Each Year
Ending Balance = $356,725  Withdrawals = $215,462
Total Value Realized As of March 31, 1999 = $572,187

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5% Annual Withdrawal Amounts
Market Value of Account

                    5% Annual                Market
                    Withdrawal               Value of
                    Amounts                  Account
3/31/1980            5070                    $97289
3/31/1981            5133                    123838
3/31/1982            6037                     99270
3/31/1983            5176                    136030
3/31/1984            7126                    126541
3/31/1985            6255                    140783
3/31/1986            7100                    178998
3/31/1987            8862                    196459
3/31/1988            9616                    175592
3/31/1989            8784                    181795
3/31/1990            9372                    192507
3/31/1991            9374                    208281
3/31/1992           10541                    225076
3/31/1993           11384                    246536
3/31/1994           12166                    242088
3/31/1995           12057                    239782
3/31/1996           12235                    281244
3/31/1997           14067                    292821
3/31/1998           15005                    346169
3/31/1999           17329                    356725


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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This illustration assumes a $100,000 investment on March 31, 1979, reinvestment of income and capital gains and withdrawal of 5% of the account value once every 12 months. Each bar represents annual amounts withdrawn.


GROWTH & INCOME FUND: BUILDING ASSETS FOR THE FUTURE
How $100-a-Month Investment Grew 1987-1999
Account Value As Of March 31, 1999 = $54,387

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Market Value of Account

                    Market
                    Value of
                    Account
3/20/1987            2500
3/31/1987            2548
3/31/1988            3324
3/31/1989            5177
3/31/1990            7316
3/31/1991            9571
3/31/1992           12497
3/31/1993           15747
3/31/1994           17816
3/31/1995           20490
3/31/1996           28308
3/31/1997           34226
3/31/1998           49270
3/31/1999           54387


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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT
RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. This illustration assumes a $2,500 initial investment on March 20, 1987, and reinvestment of income and capital gains. Dollar-cost averaging does not guarantee a profit or protect against loss in a declining market. Also, automatic investing will not prevent you from losing money if you sell shares when the market is down. You should consider your ability to make regular purchases in a declining market environment before committing to a systematic investing plan.

QUESTIONS & ANSWERS
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AN INTERVIEW WITH HARVEY HIRSCHHORN, PORTFOLIO MANAGER
OF STEIN ROE BALANCED FUND AND SR&F BALANCED PORTFOLIO
                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Stein Roe Balanced Fund seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

   FUND INCEPTION:
   Aug. 25, 1949

   TOTAL NET ASSETS:
   $265.8 million


Q: HOW DID THE FUND PERFORM BETWEEN OCTOBER 1998 AND MARCH 1999?
HIRSCHHORN: The Fund's total return of 14.54% for the six-month period ended March 31, 1999, outpaced the results achieved by the average fund holding a mix of stock and bond investments, as shown on page 3. We centered our allocation on a 60%/40% mix of equities and domestic fixed-income securities. Led by a narrow group of technology and other growth stocks, the unmanaged Standard & Poor's 500 Index returned 27.32% for the period.

  Harvey B. Hirschhorn
  photo of : Harvey B. Hirschhorn

Q: WHAT SECTORS HELPED THE FUND'S DOMESTIC STOCK PERFORMANCE?
HIRSCHHORN: We made a major commitment to the retail sector, correctly anticipating that the consumer was going to be the source of strength in the U.S. economy. We were rewarded by strong performance from a number of our holdings including Wal-Mart and Home Depot (2.2% and 1.4% of net assets, respectively). Our holdings in the technology sector continued to perform well including Microsoft, Lucent, Tellabs and Cisco Systems (2.4%, 0.9%, 0.8% and 2.0% of net assets, respectively). We believe these companies are likely to exhibit strong earnings growth amid healthy global business and consumer demand for more sophisticated computers and improved network and Internet communications.
     Prior to September 30, bank and other financial stock prices were weak because investors believed Russia's debt default, economic weakness in Latin America and

QUESTIONS & ANSWERS CONTINUED
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volatility in the U.S. stock market would depress earnings. Beginning this past autumn, the financial markets stabilized, U.S. short-term interest rates dropped and bank stocks have outperformed the market. We held both money-center and regional bank stocks throughout the first half of fiscal 1999. We've focused on more large capitalization stocks. Additions to the portfolio include EMC Corp., Sun Microsystems, IBM and McDonald's (0.5%, 1.2%, 1.0% and 0.7% of net assets respectively).

Q: WHICH SECTORS PROVIDED DISAPPOINTING RESULTS?
HIRSCHHORN: Having been a solid contributor to performance during last summer's market volatility, our health care holdings did not perform as well as the overall market for the first half of fiscal 1999. This modest underperformance reflected the improved relative environment for other sectors. Concerns about a slowdown in U.S. economic growth evaporated.
     Our non-bank financial stocks, principally REITs and U.S. government-sponsored enterprises such as Fannie Mae and Freddie Mac, also underperformed the market. Rising long-term interest rates were a factor. For the remainder of 1999, we expect interest rates to decline and for the financial sector's profit growth to remain intact.
     We've been underweight in energy stocks, which was favorable for the portfolio because this sector underperformed the S&P 500 Index as oil prices remained low. We were also underweight relative to the market in consumer non-durable manufactured goods, and this also enhanced our results. Increased competition with inexpensive imports has depressed earnings growth for some U.S. manufacturers.

Q: HOW DID THE FIXED-INCOME PORTION OF THE PORTFOLIO PERFORM?
HIRSCHHORN: Long-term interest rates were volatile between September and March. Thirty-year U.S. Treasury bond yields fluctuated between a record low of 4.7% and 5.7% during the period. We anticipated some of these interest rate movements and modified both our asset allocation mix and average duration to try to take advantage of bond market volatility.
     Last fall during the bond market turmoil we decided to reduce our strong positioning in U.S. Treasuries and increase the portfolio's weighting in corporate and mortgage securities. As the difference between Treasury bond yields and corporate bond yields narrowed, we captured some performance for the portfolio.

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QUESTIONS & ANSWERS CONTINUED
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Q: INTERNATIONAL MARKET CONDITIONS HAVE BEEN UNCERTAIN. HOW MUCH EMPHASIS DID
YOU PUT ON INTERNATIONAL INVESTING IN THE PORTFOLIO?
HIRSCHHORN: We significantly reduced our international equity holdings from 14.5% of net assets as of Sept. 30, 1998, to 6.7% of net assets as of March 31. We positioned the portfolio to focus more on the U.S. stock market because we believe select U.S. companies offer the strongest growth potential of any established market. Our research and risk analysis showed that superior capital appreciation opportunities could be found within our shores.
     We also increased the portfolio's median market capitalization by buying more large-company stocks with market capitalizations of more than $20 billion. We sold many of our holdings that had market capitalizations of less than $5 billion. This shift enhanced the portfolio's performance and also helped us moderate share price volatility.

Q: With U.S. GDP growth at a robust 6% for the fourth quarter of 1998, do you think the Federal Reserve is likely to change current interest rate policy?

Hirschhorn: We do not anticipate any change in Fed policy in the near-term. As we move into the latter part of the year, we could see the Fed reduce interest rates again due to domestic and foreign considerations.
--------------------------------------------------------------------------------
                        We sold many of our holdings that
                          had market capitalizations of
                        less than $5 billion. This shift
                            enhanced the portfolio's
                         performance and also helped us
                        moderate share price volatility.
--------------------------------------------------------------------------------
In the U.S., we think inflationary pressures will remain modest and that economic growth will slow. Also, in our view, U.S. real interest rates (after inflation) are still too high for the rest of the world. Thus on the international side, our high real interest rates may push some foreign economies into a credit crunch.

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QUESTIONS & ANSWERS CONTINUED
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Q: HOW DO YOU PLAN TO POSITION THE PORTFOLIO FOR THE REMAINDER OF FISCAL 1999?
HIRSCHHORN: We are satisfied with the current asset allocation of the portfolio (see pie chart on page 10). On September 30, there was a great deal of uncertainly about equities and higher-risk fixed-income securities. The U.S. stock market fell sharply. Russia and other emerging markets were in the middle of a financial crisis. Corporate bond prices were retreating.
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                          SOON THEREAFTER, THE FEDERAL
                           RESERVE REDUCED SHORT-TERM
                           INTEREST RATES THREE TIMES,
                           THE U.S. ECONOMY REASSERTED
                         ITSELF AND GREW SIGNIFICANTLY,
                             INFLATION HAS REMAINED
                         TAME AND THE DOLLAR HAS GAINED
                          STRENGTH AGAINST MOST FOREIGN
                              CURRENCIES, INCLUDING
                                  THE NEW EURO.
--------------------------------------------------------------------------------
     As we move into the second quarter of 1999 and beyond, slower U.S. economic growth could reduce annual corporate profit growth to around 5%. As a result we plan to continue to focus on companies that we think will have good profit margins and revenue growth despite any economic slowdown. We'll also continue to emphasize the retail, technology, telecommunications and health care sectors; sectors that provided strong returns in the past several years and stand to benefit from strong demand going forward.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                             SR&F Balanced Portfolio

                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------

Microsoft                     2.4%      MCI WorldCom                  1.8%
Wal-Mart                      2.2       Pfizer                        1.5
Cisco Systems                 2.0       Home Depot                    1.4
General Electric              2.0       Citigroup                     1.4
Bristol Myers-Squibb          1.9       Eli Lilly                     1.4
--------------------------------------------------------------------------------
                                        Total                        18.0%


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                           Equity Portfolio Highlights
                                               PORTFOLIO          S&P 500 INDEX
                                              ----------------------------------
Number of Equity & Convertible Holdings            69                  500
Dollar Weighted Median
  Market Capitalization ($Mil.)                78,422               60,137


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                            Economic Sector Breakdown


                              Equity                   S&P 500
                              Portfolio                Index
Basic Materials                1                         2
Consumer Cyclical             13                        14
Consumer Noncyclical          21                        21
Energy                         7                         6
Financial                     20                        16
Industrial                    12                         8
Technology                    18                        22
Utilities                      8                        10

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER
OF STEIN ROE GROWTH & INCOME FUND AND SR&F GROWTH & INCOME PORTFOLIO

                                    FUND DATA
     INVESTMENT OBJECTIVE:
     Stein Roe Growth & Income Fund seeks both growth of capital and current income by investing primarily in common stocks of well-established companies having large market capitalizations. The portfolio manager looks for common stocks that have the potential to appreciate in value and pay dividends.

     FUND INCEPTION:
     March 24, 1987

     TOTAL NET ASSETS:
     $419.6 million


Q: HOW DID THE FUND PERFORM BETWEEN OCTOBER 1998 AND MARCH 1999?
CANTOR: Our results were good, especially considering that some cyclical and consumer stocks were out-of-favor for much of the time. The Fund outperformed the average fund in Lipper, Inc.'s growth & income fund category as shown on page 3, providing a total return of 20.28% for the six months ended March 31, 1999.
     We're pleased to report that we held positions in six of the top seven performing stocks in the unmanaged Standard & Poor's 500 Index in calendar 1998. Several of these companies, including Wal-Mart, General Electric, IBM and Cisco Systems (3.3%, 2.3%, 2.7% and 0.6% of net assets) were among the portfolio's and the market's top performers during the first half of fiscal 1999.

   photo: Dan Cantor
         Dan Cantor

     The stock market enjoyed a remarkable recovery this past autumn and the Fund benefited from an unprecedented rally that took the Dow Jones Industrial Average past the 10,000 level in late March. We achieved success amid increased market volatility and maintained a portfolio turnover rate of just 3%, significantly less than most of our peers.*

Q: WHAT SECTORS DID WELL FOR THE FUND?
CANTOR: The portfolio's retail stock holdings rose sharply in value during the first half of fiscal 1999 as consumer confidence remained high and the nation's unemployment rate dropped. As strong performing retail holdings Walgreen Co. (1.9% of net assets) and Wal-Mart reached the price targets we had set for them, we reduced the portfolio's position in

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------
these holdings. We also increased our position in Kmart (0.7% of net assets) which we considered undervalued.
     In the fourth quarter of 1998, large-company technology stocks were among the leaders of the market's robust advance, and our positioning in firms such as IBM served us well. We achieved strong results in the first three months of 1999 with the help of financial and energy stocks.
--------------------------------------------------------------------------------
                          WE'D LIKE TO THINK OUR SHARE-
                        HOLDERS CAN SLEEP A LITTLE BETTER
                           AT NIGHT KNOWING THAT WE'RE
                         STRIVING TO LIMIT THE POTENTIAL
                            VOLATILITY THAT IS OFTEN
                             CHARACTERISTIC OF MORE
                            AGGRESSIVE EQUITY FUNDS.
--------------------------------------------------------------------------------
     This past winter, the profit outlook for certain money-center banks such as Chase Manhattan and Citigroup (2.5% and 2.7% of net assets, respectively) improved, bolstering prices of financial stocks. Energy stocks benefited from merger activity and a rebound in oil prices.

Q: WERE THERE ANY DISAPPOINTMENTS?
CANTOR: Concern about weakness in personal computer sales and company-specific problems led to share price declines among some technology firms in the first calendar quarter. Economically sensitive stocks such as chemicals and railroads were weak throughout the period.


Q: WHAT DO YOU LOOK FOR WHEN RESEARCHING A COMPANY?
CANTOR: We typically look for companies that we think can expand earnings by 10% to 20% a year for several years. A higher growth rate involves more investment risk than we are comfortable with for this Fund. We'd like to think our shareholders can sleep a little better at night knowing that we're striving to limit the potential volatility that is often characteristic of more aggressive equity funds.
     Some of the other characteristics we look for are a price/earnings ratio that is lower than the average of a stock's peer group, a favorable debt-to-capital ratio and a shareholder- driven management teams.

Q: HOW DOES THE PORTFOLIO DIFFER FROM THE UNMANAGED S&P 500 INDEX?
CANTOR: We strive for a sensible mix of stocks that exhibit strong earnings growth potential. We have a much more concentrated portfolio than the Index, with just 59 stocks as of March 31, 1999. Historically, we have been underweighted in utility and energy stocks, which we think have limited growth prospects.

Q: WHY DO YOU ATTEMPT TO KEEP PORTFOLIO TURNOVER LOW?
CANTOR: We are mindful of the potential tax consequences of our

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

investment decisions on shareholders who own the Fund in taxable accounts. We generally seek to hold stocks for several years. We are pleased to report that the Fund's 14.97% tax-adjusted total return for the 10-year period ended March 31, 1999 was higher than the 13.54% average tax-adjusted total return for large-cap mutual funds using a blend of growth and value stock selection parameters, according to Morningstar Inc.+

Q: WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF FISCAL 1999?
CANTOR: We think the portfolio is well-positioned for what lies ahead, especially given the volatility in interest rates during the first quarter, increasing international tensions and earnings disappointments from some large-cap growth stocks such as Coca-Cola.

     By focusing on stocks that offer a blend of growth and value characteristics, we believe we can offer investors the best of both worlds -- capital appreciation potential with a discipline that avoids excessive risks. We feel a portfolio built solely on an aggressive growth discipline seems less than prudent given that the stock market has risen more than 20% for four consecutive calendar years, an unprecedented feat. We believe the Fund is well-positioned if the market's current enthusiasm for growth stocks broadens.
     We select stocks one-by-one through fundamental research rather than attempting to predict what will happen in the U.S. economy.
--------------------------------------------------------------------------------
                        BY FOCUSING ON STOCKS THAT OFFER
                           A BLEND OF GROWTH AND VALUE
                         CHARACTERISTICS, WE BELIEVE WE
                      CAN OFFER INVESTORS THE BEST OF BOTH
                         WORLDS -- CAPITAL APPRECIATION
                        POTENTIAL WITH A DISCIPLINE THAT
                             AVOIDS EXCESSIVE RISKS.
--------------------------------------------------------------------------------

However, what we see gives us continued optimism about the future. Domestic inflation has been quite low. This should help support stock prices. Additionally, personal income appears strong, and that should help bolster domestic consumption.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Each index mentioned is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment.

* As of 3/31/99, the average fund in Growth & Income Fund's
Morningstar category (large-cap blend) had a portfolio turnover rate of 63%.

+See page 3 for standard performance information. Total return includes changes in share price and reinvestment of capital gains and income distributions. Morningstar calculates tax-adjusted returns for an investor in the 39.6% federal income tax bracket and includes all elements of total return. There were 875 funds in the large blend category as of 3/31/99. Source: Morningstar Principia.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            GROWTH & INCOME PORTFOLIO

                        TOP 10 HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------
Kansas City Southern Industries    3.6%     Int'l Business Machines         2.7%
Wal-Mart                           3.3      Citigroup                       2.7
BP Amoco                           2.9      Warner-Lambert                  2.7
American Express                   2.9      Fannie Mae                      2.6
Ecolab                             2.8      Bristol-Myers Squibb            2.6
--------------------------------------------------------------------------------
                                            Total                          28.8%

--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                       S&P 500
                                                 PORTFOLIO              INDEX
                                               ---------------------------------
Number of Equity & Convertible Holdings              59                  500
Dollar Weighted Median
  Market Capitalization ($Mil.)                  28,136               60,137

--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                                 Equity Portfolio                   S&P 500
   PIE CHARTS
   Basic Materials                       5%                            2%
   Consumer Cyclical                    18                            14
   Consumer Noncyclical                 26                            21
   Energy                                5                             6
   Financial                            18                            16
   Industrial                           17                             8
   Technology                            8                            22
   Utilities                             3                            10

A BIG AND NARROW MARKET
--------------------------------------------------------------------------------
HOW STOCKS OF DIFFERENT SIZES PERFORMED -- SEPT. 30, 1998 TO MARCH 31, 1999

                                    S&P
                     S&P           MidCap         Russell
                     500            400            2000
DATE                Index          Index           Index
9/30/1998            0              0               0
10/31/1998           8.13           8.92            4.1
11/30/1998          14.68          14.36            9.6
12/31/1998          21.28          28.16           16.44
1/31/1999           26.35          23.16           17.95
2/28/1999           22.43          16.72            8.45
3/31/1999           27.32          20.02           10

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source: Bloomberg Business News.

--------------------------------------------------------------------------------
     LARGE-COMPANY STOCKS OUTPERFORMED MIDCAP AND SMALL-CAP
     STOCKS FOR THE SIX MONTHS ENDED MARCH 31, 1999, AS SHOWN
     ABOVE. MIDCAP STOCKS DID WELL THIS PAST FALL BUT FALTERED IN
     JANUARY WHILE PRICES OF LARGE-COMPANY AND SMALL-CAP
     STOCKS ROSE.
--------------------------------------------------------------------------------

SR&F BALANCED PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999
(Dollar amounts in thousands)
(Unaudited)                                                 NUMBER        MARKET
COMMON STOCKS (69.5%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
Ford Motor...........................................       48,000       $ 2,724

BANKS (10.4%)
Banc One.............................................       45,000         2,478
BankAmerica..........................................       99,949         7,059
Bayerische Hypo-Und Vereinsbank......................       29,000         1,731
Citigroup............................................      132,500         8,463
Fannie Mae...........................................       18,000         1,247
First Union..........................................       20,000         1,069
Freddie Mac..........................................       48,000         2,742
Royal Bank of Scotland Group.........................      133,460         2,911
                                                                         -------
                                                                          27,700
BUILDING PRODUCTS (1.0%)
Masco Corp...........................................       55,000         1,554
Royal Group Technologies Limited (a).................       50,000         1,172
                                                                         -------
                                                                           2,726
CHEMICALS (1.6%)
E. I. du Pont de Nemours.............................       40,000         2,323
Monsanto.............................................       44,900         2,063
                                                                         -------
                                                                           4,386
COMPUTERS (5.5%)
Compaq Computer......................................       16,000           507
EMC..................................................       11,000         1,405
International Business Machines......................       15,000         2,659
Microsoft (a)........................................       70,000         6,274
Oracle...............................................       21,000           554
Sun Microsystems.....................................       26,000         3,248
                                                                         -------
                                                                          14,647
CONSUMER PRODUCTS (1.7%)
Gillette.............................................       37,000         2,199
Unilever, NY shares..................................       33,000         2,192
                                                                         -------
                                                                           4,391
DRUGS AND HEALTH PRODUCTS (8.7%)
Abbott Laboratories..................................       57,000         2,668
ALZA.................................................       36,000         1,377
American Home Products...............................       45,000         2,936
Bristol-Myers Squibb.................................       78,000         5,016
Elan ADRs (a)........................................       28,000         1,953
Eli Lilly & Company..................................       62,500         5,305
Pfizer...............................................       28,000         3,885
                                                                         -------
                                                                          23,140
ELECTRICAL EQUIPMENT (5.9%)
Emerson Electric.....................................       50,000         2,647
General Electric.....................................      117,000        12,943
                                                                         -------
                                                                          15,590
ELECTRONICS (2.4%)
AMP..................................................       33,300         1,788
Intel................................................       38,000         4,517
                                                                         -------
                                                                           6,305
ENERGY SERVICES (0.5%)
Kinder Morgan Energy Partners L.P....................       37,000         1,281

SR&F BALANCED PORTFOLIO CONTINUED
                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.9%)
Heller Financial (a).................................       35,000       $   823
Capital One Financial................................       11,000         1,661
                                                                        --------
                                                                           2,484
FOOD, BEVERAGE AND TOBACCO (2.1%)
General Mills........................................       26,000         1,965
PepsiCo..............................................       45,000         1,763
Philip Morris........................................       52,000         1,830
                                                                        --------
                                                                           5,558
INSURANCE (1.3%)
American International Group.........................       29,000         3,498

MANAGEMENT INVESTMENT (0.7%)
WEBS-Japan Index Series..............................      165,000         1,898

MANUFACTURING (0.3%)
TYCO International (a)...............................       10,000           718

MEDICAL INFORMATION SYSTEMS (0.6%)
IMS Health...........................................       50,000         1,656

MEDICAL INSTRUMENTS (0.5%)
Medtronic............................................       18,000         1,292

MULTIMEDIA (1.0%)
Time Warner..........................................       38,000         2,700

NETWORKING (2.0%)
Cisco Systems (a)....................................       48,000         5,259

OIL AND NATURAL GAS (4.2%)
BP Amoco.............................................       58,473         5,902
Enron................................................       29,000         1,863
Mobil................................................       21,000         1,848
Schlumberger Limited.................................       25,000         1,505
                                                                        --------
                                                                          11,118
REAL ESTATE (1.0%)
Equity Residential Properties Trust..................       29,000         1,196
Reckson Associates...................................       77,000         1,583
                                                                        --------
                                                                           2,779
RETAIL (5.5%)
Home Depot...........................................       61,000         3,797
Kohl's (a)...........................................       28,000         1,985
McDonald's...........................................       43,000         1,948
Saks.................................................       42,000         1,092
Wal-Mart Stores......................................       62,000         5,716
                                                                        --------
                                                                          14,538

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.6%)
AT&T.................................................        5,000        $  399
AirTouch Communications (a)..........................       30,000         2,899
Ameritech............................................       56,000         3,241
BellSouth............................................       44,000         1,763
Clear Channel Communications.........................       33,000         2,213
Comcast..............................................       35,000         2,203
MCI WorldCom (a).....................................       55,000         4,871
                                                                        --------
                                                                          17,589
TELECOMMUNICATIONS EQUIPMENT (2.5%)
Lucent Technologies..................................       23,000         2,478
Motorola.............................................       27,300         2,000
Tellabs (a)..........................................       23,000         2,248
                                                                        --------
                                                                           6,726
UTILITIES - ELECTRIC (0.9%)
Endesa ADRs..........................................       92,000         2,289

WATER TREATMENT SYSTEMS (0.7%)
U.S. Filter (a)......................................       60,000         1,837
                                                                        --------

TOTAL COMMON STOCKS (COST $104,899)..................                    184,829
                                                                        --------
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED SECURITIES (1.1%)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
TCI Pacific Communications 5.000% 7/31/06............        9,000         2,970
                                                                        --------
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $1,519).                      2,970
                                                                        --------
--------------------------------------------------------------------------------
                                                         PRINCIPAL
BONDS AND NOTES (35.5%)                                     AMOUNT
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (16.3%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................       $6,600         8,311
   7.250% 8/15/22....................................        4,300         5,018
U.S. Treasury Notes
   6.375% 5/15/00....................................        2,000         2,031
   7.875% 8/15/01....................................        4,550         4,830
   6.500% 8/31/01....................................        2,750         2,838
   5.750% 8/15/03....................................        3,650         3,722
   7.250% 8/15/04....................................        5,200         5,675
   6.500% 10/15/06...................................        2,100         2,236
   6.250% 2/15/07....................................        3,300         3,471
   6.625%  5/15/07...................................        4,900         5,279
                                                                        --------
                                                                          43,411

SR&F Balanced Portfolio Continued
--------------------------------------------------------------------------------

                                                         PRINCIPAL        MARKET
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (6.1%)
FHLMC Gold
   6.500% 2/1/11.....................................       $1,186       $ 1,199
   6.500% 4/1/11.....................................          656           663
   6.500% 10/1/11....................................          634           641
   6.500% 10/1/11....................................          696           703
   6.500% 4/1/26.....................................          755           752
   6.500% 6/1/26.....................................          813           810
   6.500% 9/15/28....................................        1,939         1,931
   7.000% 7/1/28.....................................        1,821         1,846
FHLMC
   6.500% 4/1/11.....................................        1,142         1,154
   6.500% 4/1/26.....................................          690           687
   6.500% 2/1/27.....................................          896           892
   6.500% 2/1/27.....................................          831           827
   6.500% 2/1/27.....................................          680           677
   6.500% 3/1/27.....................................          864           861
   6.500% 3/1/27.....................................        1,678         1,672
GNMA
   8.000% 7/15/25....................................          705           734
   8.000% 3/15/26....................................          298           310
                                                                        --------
                                                                          16,359
AIR TRANSPORTATION (1.1%)
Federal Express 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        1,575         1,626
United Airlines 1991 Pass-Through Certificates
   Series A1 9.200% 3/22/08..........................        1,241         1,380
                                                                        --------
                                                                           3,006
CHEMICALS (1.0%)
BOC Group 5.875% 1/29/01.............................        2,500         2,516

COMMERCIAL BANKS (1.7%)
Den Danske Bank 6.550% 9/15/03.......................        2,250         2,286
Deutsche Ausgleichsbank 7.000% 9/24/01...............        2,250         2,303
                                                                        --------
                                                                           4,589
CONSTRUCTION AND HOUSING (0.9%)
Hanson Overseas 6.750% 9/15/05.......................        2,250         2,293

FINANCIAL (2.4%)
Associates Corporation National 6.950% 11/01/18......        1,900         1,939
Household Financial 5.875%  11/1/02..................        2,000         1,986
Lehman Brothers 6.210%  10/15/08.....................        1,000           989
Transamerica Financial 6.125%  11/01/01..............        1,500         1,508
                                                                        --------
                                                                           6,422
FOREIGN GOVERNMENT REGIONAL BONDS (0.9%)
Province of Quebec 6.500% 1/17/06....................        2,400         2,432

GOVERNMENTAL AGENCY (1.0%)
Fannie Mae 5.980% 11/12/02...........................        2,500         2,545

INDUSTRIAL (1.0%)
Raytheon 6.150% 11/15/08.............................        1,500         1,478
Safeway 5.750% 11/15/00..............................        1,250         1,250
                                                                        --------
                                                                           2,728

SR&F BALANCED PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                         PRINCIPAL        MARKET
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.6%)
American Mortgage Trust Series 1993-3
     Class 3B 8.190% 9/27/22.........................       $1,659      $  1,645

OIL AND NATURAL GAS (1.0%)
USX 6.850% 3/1/08....................................        2,500         2,492

UTILITIES - ELECTRIC (1.5%)
National Power 7.125% 7/11/01........................        2,000         2,063
National Rural Utilities  5.000%  10/01/02...........        2,000         1,957
                                                                        --------
                                                                           4,020
                                                                        --------
TOTAL BONDS AND NOTES (Cost $91,558).................                     94,458
                                                                        --------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATION (2.4%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
Associates First Capital 5.000% 4/1/99
(Cost $6,285)........................................        6,285         6,285
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (108.5%)
(Cost $204,261) (b)..................................                    288,542

OTHER ASSETS, LESS LIABILITIES (-8.5%)...............                   (22,502)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $266,040
                                                                        ========
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT MARCH 31, 1999, WERE AS FOLLOWS:

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
                                                          ________      ________
BP Amoco.............................................       34,000       $ 3,432
BankAmerica..........................................       67,896         4,795
Citigroup............................................       75,000         4,791
Eli Lilly & Company..................................       20,000         1,697
Emerson Electric.....................................       20,000         1,059
General Electric.....................................       70,000         7,744
Intel................................................        8,000           951
                                                                        --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $15,138)                  $24,469
                                                                        ========
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) At March 31, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $74,950, consisting of gross unrealized appreciation of $87,889, and gross unrealized depreciation of $12,939.

            Acronym                  Name
           --------                  -----
              ADR         American Depositary Receipt


See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999
(Dollar amounts in thousands)
(Unaudited)                                                 NUMBER        MARKET
COMMON STOCKS (85.2%)                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
AEROSPACE (1.0%)
Boeing...............................................      119,600   $    4,081

AUTO/TRUCK PARTS & EQUIPMENT (2.3%)
Federal-Mogul........................................       81,200         3,492
Lear (a).............................................      150,000         6,403
                                                                        --------
                                                                           9,895
BANKS (8.0%)
BankAmerica..........................................       67,896         4,795
Chase Manhattan......................................      128,800        10,473
Citigroup............................................      176,540        11,276
Republic New York....................................       50,000         2,306
Wells Fargo & Company................................      136,660         4,792
                                                                        --------
                                                                          33,642
BROADCASTING AND COMMUNICATIONS (1.9%)
Interpublic Group of Companies.......................       60,600         4,719
Tribune..............................................       50,000         3,272
                                                                        --------
                                                                           7,991
CHEMICALS (0.7%)
E.I. du Pont de Nemours..............................       50,000         2,903

COMPUTERS AND COMPUTER-RELATED (5.5%)
Applied Materials....................................       20,000         1,234
Cisco Systems (a)....................................       22,500         2,465
Compaq Computer......................................      195,000         6,179
Intel ...............................................       15,000         1,783
International Business Machines......................       65,000        11,521
                                                                        --------
                                                                          23,182
CONSUMER-RELATED (5.3%)
Avon Products........................................       80,000         3,765
Cendant (a)..........................................      144,186         2,271
Gillette.............................................      144,400         8,583
Procter & Gamble.....................................       81,000         7,933
                                                                        --------
                                                                          22,552
DISTRIBUTION (8.3%)
Kmart Corporation....................................      170,000         2,858
TJX .................................................      312,800        10,635
Wal-Mart Stores......................................      150,000        13,828
Walgreen Co..........................................      280,000         7,910
                                                                        --------
                                                                          35,231
ELECTRICAL EQUIPMENT (2.5%)
Emerson Electric.....................................      100,000         5,294
Hubbell, class B.....................................      130,400         5,216
                                                                        --------
                                                                          10,510
ENERGY (4.4%)
BP Amoco ADR.........................................      121,405        12,254
Enron................................................       62,500         4,016
Conoco...............................................      104,800         2,574
                                                                        --------
                                                                          18,844
ENTERTAINMENT (0.5%)
Walt Disney..........................................       66,105         2,057

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

                                                            NUMBER        MARKET
                                                         OF SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES (11.3%)
American Express.....................................      104,000   $    12,220
Associates First Capital.............................       95,000         4,275
Fannie Mae...........................................      161,000        11,149
Kansas City Southern Industries......................      266,900        15,213
Nationwide Financial Services........................       37,000         1,554
Washington Mutual....................................       78,000         3,188
                                                                        --------
                                                                          47,599
FOOD, BEVERAGE AND TOBACCO (4.0%)
PepsiCo..............................................      160,000         6,270
Philip Morris........................................      203,000         7,143
Sara Lee.............................................      144,000         3,564
                                                                        --------
                                                                          16,977
HEALTH CARE (9.7%)
Abbott Laboratories..................................      117,000         5,477
Baxter International.................................      120,000         7,920
Bristol-Myers Squibb.................................      170,000        10,933
Roche Holdings Limited...............................          200         2,439
SmithKline Beecham ADRs..............................       40,000         2,860
Warner-Lambert.......................................      170,000        11,252
                                                                        --------
                                                                          40,881
MULTI-INDUSTRY (6.1%)
General Electric.....................................       88,000         9,735
Honeywell............................................       99,000         7,505
Monsanto.............................................      185,000         8,498
                                                                        --------
                                                                          25,738
PAPER AND FOREST PRODUCTS (2.1%)
Georgia-Pacific......................................       95,000         7,054
Georgia-Pacific Timber Group.........................       75,000         1,683
                                                                        --------
                                                                           8,737
RUBBER, PLASTICS AND RELATED PRODUCTS (0.5%)
Goodyear Tire & Rubber ..............................       45,000         2,242

SPECIALTY CHEMICALS (4.5%)
Ecolab...............................................      330,000        11,716
Solutia..............................................       42,000           730
Union Carbide........................................      141,100         6,376
                                                                        --------
                                                                          18,822
TELECOMMUNICATIONS (3.4%)
AT&T.................................................       30,222         2,412
Bell Atlantic........................................      190,320         9,838
Lucent Technologies..................................       19,588         2,111
                                                                        --------
                                                                          14,361
TRANSPORTATION (3.2%)
Burlington Northern Santa Fe.........................      240,000         7,890
Continental Airlines, Class B (a)....................      150,000         5,700
                                                                        --------
                                                                          13,590
                                                                        --------
TOTAL COMMON STOCKS (Cost $186,232)..................                    359,835
                                                                        --------
--------------------------------------------------------------------------------

SR&F GROWTH & INCOME PORTFOLIO CONTINUED
--------------------------------------------------------------------------------
                                                         PRINCIPAL        MARKET
SHORT-TERM OBLIGATIONS (14.9%)                              AMOUNT         VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER (14.2%)
Rite Aid 5.150% 4/1/99...............................      $19,965     $  19,965
Texas Utilities 5.080% 4/6/99........................       20,000        19,986
Volvo Treasury NA 5.050% 4/6/99......................       20,000        19,986
                                                                        --------
(Cost $59,918).......................................                     59,937

U.S. GOVERNMENT OBLIGATION (0.7%)
U.S. Treasury Note 7.125% 9/30/99 (b)
(Cost $2,964)........................................        3,000         3,035
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (Cost $62,882)..........                     62,972
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $249,114) (c)..................................                    422,807

OTHER ASSETS, LESS LIABILITIES (-0.1%)...............                      (245)
                                                                        --------
TOTAL NET ASSETS (100.0%)............................                   $422,562
                                                                        ========
--------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Security was pledged to cover margin requirements for open futures contracts. The following contracts were open at March 31, 1999:

                           Number of      Contract                    Unrealized
   Type       Position     Contracts         Value      Expiration          Loss
   -----      --------     ---------      --------      ----------   -----------

   S&P
   500
   Index          Long            75       $24,249          Jun-99          $210

 (c)At March 31, 1999, the cost of investments for federal income tax purposes was $249,276. Net unrealized appreciation was $173,531, consisting of gross unrealized appreciation of $177,654 and gross unrealized depreciation of $4,123.

            Acronym                  Name
            -------                  ----
              ADR         American Depositary Receipt


See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

MARCH 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                        GROWTH &
                                                        BALANCED          INCOME
                                                            FUND            FUND
                                                       ---------       ---------
Assets
Investment in Portfolio, at value.................      $265,913        $420,373
Receivable for fund shares sold...................            78             716
Cash..............................................            25              25
Other assets......................................            30              20
                                                       ---------       ---------
   Total assets...................................       266,046         421,134
                                                       ---------       ---------
Liabilities
Payable for fund shares redeemed..................           223           1,353
Payable to investment adviser and transfer agent..            15             134
Other liabilities.................................           232              74
                                                       ---------       ---------
   Total liabilities..............................           470           1,561
                                                       ---------       ---------
   Net assets.....................................      $265,576        $419,573
                                                       =========       =========
Analysis of Net Assets
Paid-in capital...................................      $179,320        $238,288
Net unrealized appreciation on investments........        74,978         173,072
Accumulated undistributed (overdistributed) net
   investment income..............................          (639)            351
Accumulated net realized gain on investments......        11,917           7,862
                                                       ---------       ---------
   Net assets.....................................      $265,576        $419,573
                                                       =========       =========
Shares outstanding (unlimited number authorized)..         8,204          15,875
                                                       =========       =========
Net asset value per share.........................       $ 32.37         $ 26.43
                                                       =========       =========

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

MARCH 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                        GROWTH &
                                                        BALANCED          INCOME
                                                            FUND            FUND
                                                        --------        --------
Investment Income
Interest allocated from Portfolio.................       $ 3,407         $ 1,633
Dividends allocated from Portfolio................         1,152           2,310
                                                        --------        --------
                                                           4,559           3,943
                                                        --------        --------
Foreign taxes withheld allocated from Portfolio...           (24)           (18)
                                                        --------        --------
   Total investment income........................         4,535           3,925
                                                        --------        --------
Expenses
Expenses allocated from Portfolio.................           800           1,261
Transfer agent fees...............................           276             480
Administrative fees...............................           171             300
SEC and state registration fees...................            21              11
Accounting fees...................................            15              17
Printing and postage..............................            14               3
Audit and legal fees..............................             8               5
Trustees' fees....................................             8               8
Custodian fees....................................             1               1
Other.............................................            55               1
                                                        --------        --------
   Total expenses.................................         1,369           2,087
                                                        --------        --------
   Net investment income..........................         3,166           1,838
                                                        --------        --------
Realized and Unrealized Gain on Investments
Net realized gain on investments and futures transactions
   allocated from Portfolio.......................        13,386           9,234
Net change in unrealized appreciation on
   investments and futures transactions...........        18,773          60,704
                                                        --------        --------
Net gain on investments and futures transactions..        32,159          69,938
                                                        --------        --------
Net Increase in Net Assets Resulting from Operations     $35,325         $71,776
                                                        ========        ========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                                 BALANCED FUND               GROWTH & INCOME FUND
                                                                                 ------------                 -------------------
                                                                       (UNAUDITED)                     (UNAUDITED)
                                                                        SIX MONTHS            YEAR      SIX MONTHS             YEAR
                                                                             ENDED           ENDED           ENDED            ENDED
                                                                         MARCH 31,   SEPTEMBER 30,       MARCH 31,    SEPTEMBER 30,
                                                                              1999            1998            1999             1998
                                                                      ------------ ---------------    ------------  ---------------
OPERATIONS
Net investment income...............................................      $  3,166        $  8,046        $  1,838         $  3,696
Net realized gain on investments and futures transactions...........        13,386          22,004           9,234            7,267
Net change in unrealized appreciation or
     depreciation on investments and futures transactions...........        18,773         (27,976)          60,704            (229)
                                                                         ---------       ---------       ---------        ---------
   Net increase in net assets resulting from operations.............        35,325           2,074          71,776           10,734
                                                                         ---------       ---------       ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income............................        (4,378)         (6,492)         (2,342)          (4,131)
Distributions from net capital gains................................       (16,586)        (16,945)         (5,986)         (14,181)
                                                                         ---------       ---------       ---------        ---------
   Total distributions to shareholders..............................       (20,964)        (23,437)         (8,328)         (18,312)
                                                                         ---------       ---------       ---------        ---------
SHARE TRANSACTIONS
Subscriptions to fund shares........................................         9,139          21,549          55,984           93,477
Value of distributions reinvested...................................        18,260          19,237           7,618           14,304
Redemptions of fund shares..........................................       (24,036)        (56,417)        (58,529)         (86,617)
                                                                         ---------       ---------       ---------         --------
   Net increase (decrease) from share transactions..................         3,363         (15,631)          5,073           21,164
                                                                         ---------       ---------       ---------        ---------
   Net increase (decrease) in net assets............................        17,724         (36,994)         68,521           13,586

TOTAL NET ASSETS
Beginning of period.................................................       247,852         284,846         351,052          337,466
                                                                         ---------       ---------       ---------        ---------
End of period.......................................................      $265,576        $247,852        $419,573         $351,052
                                                                         =========       =========       =========        =========
ACCUMULATED UNDISTRIBUTED
     (Overdistributed) Net Investment Income........................        $ (639)          $ 573           $ 351            $ 855
                                                                         =========       =========       =========        =========
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares........................................           286             668           2,240            3,902
Issued in reinvestment of distributions.............................           596             615             313              636
Redemptions of fund shares..........................................          (752)         (1,735)         (2,312)          (3,635)
                                                                         ---------       ---------       ---------        ---------
   Net increase (decrease) in fund shares...........................           130            (452)            241              903
Shares outstanding at beginning of period...........................         8,074           8,526          15,634           14,731
                                                                         ---------       ---------       ---------        ---------
Shares outstanding at end of period.................................         8,204           8,074          15,875           15,634
                                                                         =========       =========       =========        =========


See accompanying Notes to Financial Statements.

26                                                                            27

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

                                                                           SR&F
                                                          SR&F           GROWTH
                                                       BALANCED        & INCOME
                                                      PORTFOLIO       PORTFOLIO
                                                      ---------       ---------
ASSETS
Investments, at market value (cost of $204,261 and
     $249,114, respectively)......................     $288,542        $422,807
Deposit with broker for securities sold short.....       17,162            --
Dividends and interest receivable.................        1,319             476
Cash..............................................           55               2
                                                      ---------       ---------
   Total assets...................................      307,078         423,285
                                                      ---------       ---------
LIABILITIES
Securities sold short, at market value (proceeds
     of $15,138)..................................       24,469             --
Loan payable to broker............................       16,000             --
Variation margin payable for futures transactions.         --               420
Payable to investment adviser.....................          125             217
Payable for investments purchased.................           80             --
Other liabilities.................................          364              86
                                                      ---------       ---------
     Total liabilities............................       41,038             723
                                                      ---------       ---------
     Net assets applicable to investors'
          beneficial interest.....................     $266,040        $422,562
                                                      =========       =========

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MARCH 31, 1999
(All amounts in thousands)
(Unaudited)

                                                                           SR&F
                                                           SR&F        GROWTH &
                                                       BALANCED          INCOME
                                                      PORTFOLIO       PORTFOLIO
                                                      ---------       ---------
INVESTMENT INCOME
Interest..........................................      $ 3,401         $ 1,643
Dividends.........................................        1,152           2,324
                                                       --------        --------

                                                          4,553           3,967
                                                       --------        --------
Foreign taxes withheld............................          (24)            (18)
                                                       --------        --------
   Total investment income........................        4,529           3,949
                                                       --------        --------
EXPENSES
Management fees...................................          721           1,225
Accounting fees...................................           15              17
Trustees' fees....................................           12              12
Audit and legal fees..............................            7               8
Custodian fees....................................            6               6
Other.............................................           40               1
                                                       --------        --------
   Total expenses.................................          801           1,269
                                                       --------        --------
   Net investment income..........................        3,728           2,680
                                                       --------        --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments..................       13,390           4,678
Net realized gain on futures transactions.........         --             4,573
Net change in unrealized appreciation on
   investments and futures transactions...........       18,795          61,108
                                                       --------        --------
   Net gain on investments and futures transactions      32,185          70,359
                                                       --------        --------
Net Increase in Net Assets Resulting from Operations    $35,913         $73,039
                                                       ========        ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

(All amounts in thousands)

                                                                           SR&F BALANCED PORTFOLIO    SR&F GROWTH & INCOME PORTFOLIO
                                                                              --------------------     -----------------------------
                                                                       (UNAUDITED)                     (UNAUDITED)
                                                                        SIX MONTHS            YEAR      SIX MONTHS             YEAR
                                                                             ENDED           ENDED           ENDED            ENDED
                                                                         MARCH 31,   SEPTEMBER 30,       MARCH 31,    SEPTEMBER 30,
                                                                              1999            1998            1999             1998
                                                                      ------------ ---------------    ------------  ---------------
OPERATIONS
Net investment income................................................      $ 3,728         $ 9,210         $ 2,680          $ 5,246
Net realized gain on investments and futures transactions............       13,390          22,005           9,251            7,017
Net change in unrealized appreciation or depreciation on investments
     and futures transactions........................................       18,795         (27,983)          61,108            (242)
                                                                         ---------       ---------       ---------        ---------
     Net increase in net assets resulting from operations............       35,913           3,232          73,039           12,021
                                                                         ---------       ---------       ---------        ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions........................................................        2,868           4,912          15,227           36,636
Withdrawals..........................................................      (20,986)        (44,840)        (18,897)         (33,209)
                                                                         ---------       ---------       ---------        ---------
     Net increase (decrease) from transactions in investors'
          beneficial interest........................................     (18,118)        (39,928)         (3,670)           3,427
                                                                         ---------       ---------       ---------        ---------
   Net increase (decrease) in net assets.............................       17,795         (36,696)         69,369           15,448
Total Net Assets
Beginning of period..................................................      248,245         284,941         353,193          337,745
                                                                         ---------       ---------       ---------        ---------
End of period........................................................     $266,040        $248,245        $422,562         $353,193
                                                                         =========       =========       =========        =========

See accompanying Notes to Financial Statements.

30                                                                            31

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS) (UNAUDITED)

NOTE 1. ORGANIZATION
Stein Roe Balanced Fund and Stein Roe Growth & Income Fund (the "Funds") are series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Balanced Fund and Growth & Income Fund invest substantially all of their assets in SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Balanced Fund and Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets to SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1999, Balanced Fund owned 99.95 percent of the SR&F Balanced Portfolio and Growth & Income Fund owned 99.48 percent of the SR&F Growth & Income Portfolio.
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

SECURITY VALUATIONS
All securities are valued as of March 31, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FUTURES CONTRACTS
During the six months ended March 31, 1999, SR&F Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

SECURITIES SOLD SHORT
SR&F Balanced Portfolio engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with a broker lending the securities sold short. While a short sale is outstanding, the broker retains the proceeds of the short sale in a margin account. The Portfolio may take a loan against the proceeds not exceeding 95 percent of the total deposit. The Portfolio must also place an equivalent amount of securities in a separate account with its custodian.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
--------------------------------------------------------------------------------

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and administrator. The management fee for SR&F Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for SR&F Growth & Income Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
     The Adviser also provides fund accounting services. For the six months ended March 31, 1999, Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio incurred charges of $15, $17, $15 and $17, respectively.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

     Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds.
     Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the six months ended March 31, 1999, was $8, $8, $12 and $12, respectively. No remuneration was paid to any other trustee or officer of the Trust.
--------------------------------------------------------------------------------

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the six months ended March 31, 1999.
--------------------------------------------------------------------------------

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ending March 31, 1999, were:
                                                       Purchases           Sales
                                                        --------        --------
SR&F Balanced Portfolio..........................        $77,303         $95,765
SR&F Growth & Income Portfolio...................         10,253          13,638

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

BALANCED FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                            (UNAUDITED)
                                                             SIX MONTHS
                                                                 ENDED
                                                              MARCH 31,                     YEARS ENDED SEPTEMBER 30,
                                                                   1999        1998        1997       1996        1995        1994
                                                               --------    --------    --------   --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $  30.70    $  33.41    $  30.07   $  27.82    $  25.78    $  27.57
                                                               --------    --------    --------   --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income...................................        0.39        0.95        0.95       1.00        1.33        1.15
   Net realized and unrealized gain (loss) on investments..        3.90       (0.90)       5.61       2.96        2.22       (1.06)
                                                               --------    --------    --------   --------    --------    --------
     Total from investment operations......................        4.29        0.05        6.56       3.96        3.55        0.09
                                                               --------    --------    --------   --------    --------    --------
DISTRIBUTIONS
   Net investment income...................................       (0.54)      (0.76)      (0.96)     (1.01)      (1.23)      (1.17)
   Net realized capital gains..............................       (2.08)      (2.00)      (2.26)     (0.70)      (0.28)      (0.71)
                                                               --------    --------    --------   --------    --------    --------
     Total distributions...................................       (2.62)      (2.76)      (3.22)     (1.71)      (1.51)      (1.88)
                                                               --------    --------    --------   --------    --------    --------
NET ASSET VALUE, END OF PERIOD                                 $  32.37    $  30.70    $  33.41   $  30.07    $  27.82    $  25.78
                                                               ========    ========    ========   ========    ========    ========
Ratio of net expenses to average net assets................        1.04%(a)    1.03%       1.05%      1.05%       0.87%       0.83%
Ratio of net investment income to average net assets.......        2.41%(a)    2.90%       3.02%      3.45%       5.14%       4.53%
Portfolio turnover rate....................................         N/A         N/A          15%(b)     87%         45%         29%
Total return...............................................       14.54%       0.14%      23.60%     14.83%      14.49%       0.36%
Net assets, end of period (000's)..........................    $265,576    $247,852    $284,846   $231,063    $228,560    $229,274

(a)  Annualized.
(b)  Prior to commencement of operations of the Portfolio.


--------------------------------------------------------------------------------
SR&F Balanced Portfolio

                                                                                (Unaudited)
                                                                                 Six Months             Year             Period
                                                                                     Ended             Ended              Ended
                                                                                  March 31,    September 30,       September 30,
                                                                                       1999             1998                1997 (a)
                                                                              -------------       ----------         ----------
Ratio of net expenses to average net assets............................                0.61%(b)         0.61%              0.60% (b)
Ratio of net investment income to average net assets...................                2.83%(b)         3.31%              3.52% (b)
Portfolio turnover rate................................................                  30%              61%                21%


(a)  From commencement of operations on February 3, 1997.
(b)  Annualized.

36                                                                            37

FINANCIAL HIGHLIGHTS CONTINUED
--------------------------------------------------------------------------------

GROWTH & INCOME FUND

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                             (UNAUDITED)
                                                              SIX MONTHS
                                                                  ENDED
                                                               MARCH 31,                     YEARS ENDED SEPTEMBER 30,
                                                                    1999        1998        1997       1996        1995        1994
                                                                --------    --------    --------   --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  22.45    $  22.91    $  18.39   $  16.65    $  14.54    $  14.83
                                                                --------    --------    --------   --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income................................            0.12        0.24        0.30       0.27        0.34        0.18
   Net realized and unrealized gain on investments......            4.39        0.55        5.15       3.22        2.56        0.40
                                                                --------    --------    --------   --------    --------    --------
     Total from investment operations...................            4.51        0.79        5.45       3.49        2.90        0.58
                                                                --------    --------    --------   --------    --------    --------
DISTRIBUTIONS
   Net investment income................................           (0.15)      (0.28)      (0.28)     (0.32)      (0.20)      (0.16)
   Net realized capital gains...........................           (0.38)      (0.97)      (0.65)     (1.43)      (0.59)      (0.71)
                                                                --------    --------    --------   --------    --------    --------
     Total distribution.................................           (0.53)      (1.25)      (0.93)     (1.75)      (0.79)      (0.87)
                                                                --------    --------    --------   --------    --------    --------
NET ASSET VALUE, END OF PERIOD..........................        $  26.43    $  22.45    $  22.91   $  18.39    $  16.65    $  14.54
                                                                ========    ========    ========   ========    ========    ========
Ratio of net expenses to average net assets.............         1.04%(a)      1.07%       1.13%      1.18%       0.96%       0.90%
Ratio of net investment income to average net assets....         0.92%(a)      1.02%       1.52%      1.65%       1.78%       1.18%
Portfolio turnover rate.................................             N/A         N/A           2%(b)     13%         70%         85%
Total return............................................          20.28%       3.45%      30.81%     22.67%      21.12%       4.03%
Net assets, end of period (000's).......................        $419,573    $351,052    $337,466   $204,387    $139,539    $129,680

(a)  Annualized.
(b)  Prior to commencement of operations of the Portfolio.


--------------------------------------------------------------------------------
SR&F GROWTH & INCOME PORTFOLIO

                                                                                (Unaudited)
                                                                                 Six Months             Year          Period
                                                                                      Ended            Ended           Ended
                                                                                  March 31,    September 30,    September 30,
                                                                                       1999             1998          1997 (a)
                                                                                -----------       ----------       ----------
Ratio of net expenses to average net assets............................             0.63%(b)           0.65%         0.65% (b)
Ratio of net investment income to average net assets...................             1.33%(b)           1.44%         2.04% (b)
Portfolio turnover rate................................................                  3%              11%            7%

(a)  From commencement of operations on February 3, 1997.
(b)  Annualized.

38                                                                            39

TO CONTACT US. . .
--------------------------------------------------------------------------------

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 7 p.m. weekdays and from 9 a.m. to 1 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money marketfund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to: comments @steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you with information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

INVESTMENT TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
PRIVATE INVESTOR
William W. Boyd
CHAIRMAN AND DIRECTOR, STERLING PLUMBING
  GROUP INC.
Lindsay Cook
SENIOR VICE PRESIDENT, LIBERTY FINANCIAL
  COMPANIES, INC.
Douglas A. Hacker
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER,
  UNITED AIRLINES
Janet Langford Kelly
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL
  COUNSEL, SARA LEE CORPORATION
Charles R. Nelson
VAN VOORHIS PROFESSOR OF POLITICAL ECONOMY,
  UNIVERSITY OF WASHINGTON
Thomas C. Theobald
MANAGING PARTNER, WILLIAM BLAIR CAPITAL PARTNERS

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
INVESTMENT ADVISER
State Street Bank and Trust Company
CUSTODIAN
SteinRoe Services Inc.
TRANSFER AGENT
Bell, Boyd & Lloyd
LEGAL COUNSEL TO THE FUND
Ernst & Young LLP
INDEPENDENT AUDITORS

OFFICERS
Thomas W. Butch, PRESIDENT
William D. Andrews, EXECUTIVE VICE PRESIDENT
Loren A. Hansen, EXECUTIVE VICE PRESIDENT
Gary A. Anetsberger, SENIOR VICE PRESIDENT,
  CHIEF FINANCIAL OFFICER
David P. Brady, VICE PRESIDENT
Daniel K. Cantor, VICE PRESIDENT
Kevin M. Carome, VICE PRESIDENT,
  ASSISTANT SECRETARY
J. Kevin Connaughton, VICE PRESIDENT
William M. Garrison, VICE PRESIDENT
Erik P. Gustafson, VICE PRESIDENT
James P. Haynie, VICE PRESIDENT
Harvey B. Hirschhorn, VICE PRESIDENT
Timothy Jacoby, VICE PRESIDENT
Gail D. Knudsen, VICE PRESIDENT
Eric S. Maddix, VICE PRESIDENT
Lynn C. Maddox, VICE PRESIDENT
Arthur J. McQueen, VICE PRESIDENT
Nicolette D. Parrish, VICE PRESIDENT,
  ASSISTANT SECRETARY
Brian D. Pollard, VICE PRESIDENT
Gita R. Rao, VICE PRESIDENT
Michael E. Rega, VICE PRESIDENT
Steven M. Salopek, VICE PRESIDENT
M. Gerard Sandel, VICE PRESIDENT
Gloria J. Santella, VICE PRESIDENT
Sharlene Thomas, VICE PRESIDENT
Heidi J. Walter, VICE PRESIDENT, SECRETARY
Janet B. Rysz, ASSISTANT SECRETARY
Scott E. Volk, TREASURER
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          THE STEIN ROE MUTUAL FUNDS

          FIXED INCOME FUNDS
          Cash Reserves Fund
          Municipal Money Market Fund
          Intermediate Municipals Fund
          Managed Municipals Fund
          High-Yield Municipals Fund
          Floating Rate Income Fund
          Intermediate Bond Fund
          Income Fund
          High Yield Fund

          EQUITY FUNDS
          Balanced Fund
          Growth & Income Fund
          Disciplined Stock Fund*
          Growth Stock Fund
          Growth Investor Fund
          Young Investor Fund
          Large Company Focus Fund
          Midcap Growth Fund**
          Special Venture Fund
          Capital Opportunities Fund
          International Fund
          Small Company Growth Fund

           * Formerly Special Fund
          ** Formerly Growth Opportunities Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.
                                                                      GI12A 5/99